INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED APRIL 30, 2021 TO THE PROSPECTUSES DATED DECEMBER 21, 2020,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Variable Rate Preferred ETF (VRP)

(the “Fund”)

Effective May 7, 2021, Jeffrey W. Kernagis is no longer a Portfolio Manager of the Fund. Accordingly, on that date, all information and references related to him are removed from the Fund’s Summary Prospectus and Prospectus.

Effective May 7, 2021, Greg Meisenger is added as a Portfolio Manager of the Fund. Therefore, on that date, the Fund’s Summary Prospectus and Prospectus are revised as follows:

•

On page 5 of the Summary Prospectus and page 4 of the Prospectus, the table in the section titled “Summary Information – Management of the Fund – Portfolio Managers” is revised to add the following as a new row:

Name	Title with Adviser/Trust	Date Began Managing the Fund

Greg Meisenger	Portfolio Manager of the Adviser	May 2021

•	On page 11 of the Prospectus, the third sentence in the second paragraph in the section titled “Management of the Fund – Portfolio Managers” is deleted and replaced with the following:

In managing the Fund, Mr. Hubbard receives management assistance from Philip Fang, Gary Jones, Greg Meisenger and Richard Ose.

•	On page 11 of the Prospectus, the following is inserted as a new bullet below the third paragraph in the section titled “Management of the Fund – Portfolio Managers”:

•

Greg Meisenger, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since May 2021. He has been responsible for the management of certain funds in the Invesco family of ETFs since May 2018 and has been associated with the Adviser since March 2018. Prior to joining the Adviser, Mr. Meisenger was a Portfolio Manager with Columbia Management Investment Advisers, LLC since 2015.

Please Retain This Supplement For Future Reference.

P-VRP-SUMSTAT-SUP 043021